UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate Box:

☐	Preliminary Proxy Statement
☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HomeStreet, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2019

HOMESTREET, INC.

(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Union Street, Ste. 2000, Seattle, WA 98101

(Address of principal executive offices) (Zip Code)

(206) 623-3050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HMST	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

Item 8.01	Other Events

By letter dated June 3, 2019, the State of Washington Department of Financial Institutions—Division of Banks (the “DFI”) informed Charles W. Griege, Jr. that, subject to the conditions set forth in the letter, the DFI had no objection to Mr. Griege’s Change in Control Notice filed with respect to HomeStreet, Inc. (the “Company”). A copy of the letter is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement on Schedule 14A and accompanying WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2019 Annual Meeting of Shareholders. SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the proxy statement and accompanying WHITE proxy card, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at http://ir.homestreet.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1	Letter from the State of Washington Department of Financial Institutions—Division of Banks, dated June 3, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2019

HomeStreet, Inc.

By:	/s/ Godfrey B. Evans
Godfrey B. Evans
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

2

Exhibit 99.1

State of Washington

DEPARTMENT OF FINANCIAL INSTITUTIONS
DIVISION OF BANKS

P.O. Box 41200 • Olympia, Washington 98504-1200

Telephone (360) 902-8704 • TDD (360) 664-8126 • FAX (360) 704-6904
http://www.dfi.wa.gov/banks

June 3, 2019

Mr. Joseph Vitale

Schulte Roth & Zabel, LLP

919 Third Avenue

New York, NY 10022

RE: HomeStreet, Inc., Seattle, WA-Change in Control

Dear Mr. Vitale,

Per RCW 30A.04.405 and RCW 30A.04.410, our office has reviewed your Change in Control Notice (Notice) filed with respect to HomeStreet, Inc. (HomeStreet) on behalf of your client, Charles W. Griege, Jr. The Notice proposes Mr. Griege, who controls Roaring Blue Lion Capital Management, LP (Blue Lion) and its related funds may briefly hold proxies exceeding 24.9% of outstanding HomeStreet common stock and vote those corresponding shares in accordance with the voting instructions. Mr. Griege would only hold the proxies for a brief period, with his “control” over the proxy shares ending with the conclusion of the HomeStreet annual shareholder meeting scheduled for June 20, 2019.

We have no objection to your Notice. However, this non-objection determination is conditioned on the following:

(1)	Regardless of the outcome, please provide the Department of Financial Institutions with an after-the-fact list of proxies (shareholders and number of respective shares) that voted with and provided proxies to Mr. Griege/Blue Lion.

(2)	Should Mr. Griege be successful with his proxy solicitation, and is elected to the Board of Directors, we expect him and other existing and elected members to work in a cooperative and collaborative manner and act in the best interest of the institutions depositors, borrowers, shareholders, employees and the public interest. Along these lines, Mr. Griege should not publically support changes in strategy that are not approved by a majority of the Board of Directors. Furthermore, Mr. Griege should not use inside and confidential information obtained as a member of the Board of Director to solicit or participate in future proxy proposals not supported by a majority of the Board of Directors.

In 2018, HomeStreet Bank donated $1.25 million to local non-profit organizations and their employees donated 15,300 hours of volunteer time to communities across the bank’s footprint. We hope that this longstanding tradition of supporting local communities continues into the future. It is our expectation that Mr. Griege fully review, analyze, and understand the overall condition of the institution along with their strong community involvement prior to proposing any new plans or initiatives.

Please contact me or Applications and Trust Company Manager Corrie Mann at 206-639-6050, if you have any questions.

Sincerely,

/s/ Roberta Hollinshead
Roberta Hollinshead
Director of Banks

Cc:	Mark Mason, Chairman and Chief Executive Officer of HomeStreet, Inc.
Board of Directors of HomeStreet, Inc.
Laura Rapp, Assistant Regional Director, FDIC
Gerald Tsai, Applications Director, FRB